UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us” and “our”) is seeking stockholder approval of our 2024 Equity Incentive Plan (the “2024 Plan”) at our upcoming 2024 Annual Meeting of Stockholders (the “Annual Meeting”). If our stockholders approve the 2024 Plan at the Annual Meeting, the 2024 Plan will replace our 2014 Equity Incentive Plan (the “2014 Plan”). To provide our stockholders further clarity as to the potential dilution that could result from our 2014 Plan and the proposed 2024 Plan, we are providing additional information regarding our outstanding shares and the remaining share reserves and outstanding equity awards under our 2014 Plan, each as of the February 16, 2024 record date (“Record Date”) for the Annual Meeting.

•As of the Record Date, 4,999,902 shares of Common Stock remained available for issuance under the 2014 Plan.
•As of the Record Date, the number of full-value awards that remained unvested and outstanding under the 2014 Plan was 186,800 and the number of stock options that remained unexercised and outstanding under the 2014 Plan was 89,435 with a weighted average exercise price of $56.18 and a weighted average remaining term of 5.4 years.
•As of the Record Date, we had a total of 186,492,242 shares of common stock outstanding.
•Since the Record Date, we have not granted any additional awards under the 2014 Plan and will not grant any additional awards under the 2014 Plan unless the 2024 Plan is not approved. Only if the 2024 Plan is not approved by our stockholders would we issue additional awards under the 2014 Plan.
We are asking our stockholders to approve the adoption of our 2024 Plan to provide for 3,500,000 shares of our common stock to be reserved for issuance, plus any shares of common stock related to awards outstanding under the 2014 Plan that terminate by expiration or forfeiture, cancellation, lapse or otherwise without issuance of such shares after the date the 2024 Plan is approved. If the proposal is approved, the total number of shares of common stock that will be available for issuance under the 2024 Plan will be 3,776,235, which includes all of the 276,235 shares of common stock underlying currently outstanding awards on the assumption those shares of common stock could become available for issuance under the 2024 Plan if the awards terminate by expiration, forfeiture, cancellation, lapse or otherwise without the issuance of shares of common stock.

The following table provides a summary of the above information and the results of the calculations of shareholder value transfer (“SVT”), which is a metric used by a third-party proxy advisory service:

SVT Calculation	Shares (1)	SVT (2)
New shares requested (A)	3,500,000	1.877%
Available shares remaining (B)	—	—%
Unvested/Unexercised granted shares (C)	276,235	0.148%
New + Available (A + B)	3,500,000	1.877%
New + Available + Outstanding (A + B + C)	3,776,235	2.025%
_____________________
(1)Amounts are as of the Record Date.
(2)Each SVT amount is calculated by dividing the number shown in the column headed “Shares” by the total number of shares of common stock outstanding as of the Record Date, which was 186,492,242.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort and marina sites; (iii) scheduled or implemented rate increases on community, resort and marina sites; (iv) scheduled or implemented rate increases in annual payments under membership subscriptions; (v) occupancy changes; (vi) our ability to attract and retain membership customers; (vii) change in customer demand regarding travel and outdoor vacation destinations; (viii) our ability to manage expenses in an inflationary environment; (ix) our ability to integrate and operate recent acquisitions in accordance with our estimates; (x) our ability to execute expansion/development opportunities in the face of supply chain delays/shortages; (xi) completion of pending transactions in their entirety and on assumed schedule; (xii) our ability to attract and retain property employees, particularly seasonal employees; (xiii) ongoing legal matters and related fees; (xiv) costs to restore property operations and potential revenue losses following storms or other unplanned events; and (xv) the potential impact of, and our ability to remediate material weaknesses in our internal control over financial reporting.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” and “Forward-Looking Statements” sections in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

We are a fully integrated owner of lifestyle-oriented properties and own or have an interest in 451 properties located predominantly in the United States consisting of 172,465 sites as of January 29, 2024. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: April 8, 2024	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer